SECTION 906 CERTIFICATION

CONTINENTAL MINERALS CORPORATION
(the "Company")

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Company, do hereby certify, to such officer’s knowledge, that:

  the Annual Report on Form 20-F for the year ended December 31, 2003 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

  the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: June 10, 2004 /s/ Ronald W. Thiessen Ronald W. Thiessen Director and Chief Executive Officer	Date: June 10, 2004 /s/ Jeffrey R. Mason Jeffrey R. Mason Director, Chief Financial Officer, and Secretary